EXHIBIT 10.6


                    SERVICE CONFIRMATION                _____ NEW   X   REVISED
               WEST INTERACTIVE CORPORATION     12/30/98 REVISION EFFECTIVE DATE

Client Name:    New Lauderdale
                --------------
Account Manager:Sean Owens
                ---------------
Program Name:   All U.S. 800 and 900 Programs
                -----------------------------

Contact: Steve Feder/Andrew Stollman        Title:  _______________
          ---------------------------
Sales Representative:
                           ------------------------------------------
Client of Record Status:    x    WIC  _____ Client


      SET-UP FEES

X Custom Programming @ {Confidential portion omitted and filed separately with the Commission}/Hr = Will be bid

      PER TRANSACTION FEES

X AT&T Settlement & Billing {Confidential portion omitted and filed separately with the Commission}

X Misc. Telecommunications Tax {Confidential portion omitted and filed separately with the Commission}

X     AT&T SERVICE FEES - 900 NUMBER
      {Confidential portion omitted and filed separately with the Commission}
      {Confidential portion omitted and filed separately with the Commission}

X Turn-Up Fee per 900 number* {Confidential portion omitted and filed separately with the Commission}

X Price-Point Change Fee per 900 number* {Confidential portion omitted and filed separately with the Commission}

* Price-Point/Turn-Up fee for those in a combined access of 200 per month per client

X AT&T SERVICE FEES - 800 NUMBER {Confidential portion omitted and filed separately with the Commission} {Confidential portion omitted and filed separately with the Commission}

X CANADIAN ACCESS {Confidential portion omitted and filed separately with the Commission}

X     CALLER PREAMBLE (Per Caller Disconnect within established duration)

      AT&T FEES
      0-19 Seconds {Confidential portion omitted and filed separately with the Commission}
      20-30 Seconds {Confidential portion omitted and filed separately with the Commission}
      Over 30 Seconds {Confidential portion omitted and filed separately with the Commission.}

      WEST INTERACTIVE FEES
      0-30 Seconds {Confidential portion omitted and filed separately with the Commission}
      Over 30 Seconds {Confidential portion omitted and filed separately with the Commission}

      SERVICE BUREAU FEES (Billed in full minute increments)

      Monthly           0 - 400,000             400,001+
      -------           -----------             -----------------

Per Min.                {Confidential portion omitted and filed separately with
                         the Commission}

X TOLL LINE FEES {Confidential portion omitted and filed separately with the Commission}

      MONTHLY FEES

X AT&T Number Fee-900 Ea. @ {Confidential portion omitted and filed separately with the Commission} = $___/mo.

__ AT&T Number Fee-800 ___ @ {Confidential portion omitted and filed separately with the Commission} = $___/mo.

X Add'l. Speech Storage{Confidential portion omitted and filed separately with the Commission} $If applicable/Mo.

X     Monthly Service Fee:

      Call Minutes      0 - 5,000               5001 +
      ------------      ---------               ------

      Per Month          {Confidential portion omitted and filed separately with
                          the Commission}

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      SPECIAL SERVICE FEES

X Voice Talent-English ($150 Minimum) {Confidential portion omitted and filed separately with the Commission}

X Recording for outbound use (1 hr. minimum) {Confidential portion omitted and filed separately with the Commission}

X Voice Talent-Spanish ($200 Minimum) {Confidential portion omitted and filed separately with the Commission}

X Translations {Confidential portion omitted and filed separately with the Commission}

X Dubbing Fees First 2 Hours {Confidential portion omitted and filed separately with the Commission}

      After 2 Hours {Confidential portion omitted and filed separately with the Commission}

X Outdial Calls (Billed in 6 sec. increments) {Confidential portion omitted and filed separately with the Commission} (6 sec. Minimum)

X Transfer Calls-800 Line-In House Center {Confidential portion omitted and filed separately with the Commission}

X Conference Program {Confidential portion omitted and filed separately with the Commission}

X Transfer calls to toll line {Confidential portion omitted and filed separately with the Commission}

X Voice Recognition {Confidential portion omitted and filed separately with the Commission}

X Automatic Number Identification (ANI) {Confidential portion omitted and filed separately with the Commission}

__ Voice Capture - Send Tape {Confidential portion omitted and filed separately with the Commission}

X LIDB-Batch {Confidential portion omitted and filed separately with the Commission}

X LIDB-Real Time {Confidential portion omitted and filed separately with the Commission}

X ADR RRN Fee {Confidential portion omitted and filed separately with the Commission}

X ADR Fees {Confidential portion omitted and filed separately with the Commission}

X ADR Setup Fees (over 4,000 Nos.) {Confidential portion omitted and filed separately with the Commission}

X Real time OCDD {Confidential portion omitted and filed separately with the Commission}

X DAT Tape {Confidential portion omitted and filed separately with the Commission}

X Audiotape {Confidential portion omitted and filed separately with the Commission}

X UCC Slips {Confidential portion omitted and filed separately with the Commission}

X COD Labels {Confidential portion omitted and filed separately with the Commission}

X Facsimile Reporting {Confidential portion omitted and filed separately with the Commission}

X Send Electronic transfer {Confidential portion omitted and filed separately with the Commission}

X Diskette {Confidential portion omitted and filed separately with the Commission}

X Loading Vice Files w/FTP File Transfer {Confidential portion omitted and filed separately with the Commission}

X LCI Sales Verification {Confidential portion omitted and filed separately with the Commission}

X Speech Storage (Voiceprint, Personals, Voicemail) {Confidential portion omitted and filed separately with the Commission}

X Express ID (Targus) {Confidential portion omitted and filed separately with the Commission}

X Guaranteed Payout 900# {Confidential portion omitted and filed separately with the Commission}

X ASDM Back-up Voice Print Storage; Eff. 7/1/98 {Confidential portion omitted and filed separately with the Commission}

X Area Code Routing {Confidential portion omitted and filed separately with the Commission}

      All shipping/postage to be billed at cost

      TRANSCRIPTION FEES (PER RECORD)

X      Name/Address/City/State/Zip (Total Monthly Records)

       0 - 30,000            30,001-300,000        300,000 +
       ----------            --------------        ---------
      {Confidential portion omitted and filed separately with the Commission}
      One Output Included (Please Designate)

      __ Mag Tape __Hard Copy __ Diskette

X Add Telephone Number {Confidential portion omitted and filed separately with the Commission}

X Birthday {Confidential portion omitted and filed separately with the Commission}

__ Sequence Number {Confidential portion omitted and filed separately with the Commission}

X Name Only (Effective 11/2) {Confidential portion omitted and filed separately with the Commission}

X     Yes/No {Confidential portion omitted and filed separately with the
      Commission}
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X     Social Security {Confidential portion omitted and filed separately with the Commission} (Effective 10/7)

X Modem Charge (Effective 11/2) {Confidential portion omitted and filed separately with the Commission}

X Data Merge {Confidential portion omitted and filed separately with the Commission}

      There is a minimum {Confidential portion omitted and filed separately with the Commission} fee

      SPANISH TRANSCRIPTION FEES (PER RECORD)

X     Name/Address/City/State/Zip (Total Monthly Records)

      0-30,000           30,001-300,000               300,001+
      --------           --------------               --------
      {Confidential portion omitted and filed separately with the Commission}
      One Output Included (Please Designate)

      __ Mag Tape __ Hard Copy __ Diskette

X Add Telephone Number {Confidential portion omitted and filed separately with the Commission}

X Birthday {Confidential portion omitted and filed separately with the Commission}

__ Sequence Number {Confidential portion omitted and filed separately with the Commission}

X Name Only (Effective 11/2) {Confidential portion omitted and filed separately with the Commission}

X Yes/No {Confidential portion omitted and filed separately with the Commission}

X Modem Charge {Confidential portion omitted and filed separately with the Commission} (Effective 11/2)

X Data Merge {Confidential portion omitted and filed separately with the Commission}

      There is a minimum {Confidential portion omitted and filed separately with the Commission}

      WEST TELEMARKETING CORPORATION
      LIVE OPERATOR SERVICES

X Inbound (Assumes 70% agent productivity) {Confidential portion omitted and filed separately with the Commission}

X VRU to LO Promotions-900 Primary {Confidential portion omitted and filed separately with the Commission}

X VRU to LO Promotions-900 Not Primary {Confidential portion omitted and filed separately with the Commission}

X Training {Confidential portion omitted and filed separately with the Commission}

X TR Incentive Pay {Confidential portion omitted and filed separately with the Commission}

X TR Supervisors (3) - Hampton {Confidential portion omitted and filed separately with the Commission}

X Remote Monitoring {Confidential portion omitted and filed separately with the Commission}

X Long Distance {Confidential portion omitted and filed separately with the Commission}

      Less 70% Agent Productivity {Confidential portion omitted and filed separately with the Commission}

X     OUTBOUND LIVE OPERATOR SERVICES

      0 - 10,000 Hours        {Confidential portion omitted and filed
                              separately with the Commission}

      10,001 - 20,000 Hours   {Confidential portion omitted and filed
                              separately with the Commission}

      20,001 + {Confidential portion omitted and filed separately with the Commission}

X Training {Confidential portion omitted and filed separately with the Commission}

__ Third Party Transfer/Verification {Confidential portion omitted and filed separately with the Commission}

Notes:


1. Prices are subject to change if AT&T fee structure changes. Not included are caller refunds or any applicable taxes.

2. Inbound live operator services dedicated only agents to Quintel/PRN will have a {Confidential portion omitted and filed separately with the Commission} minimum/agent hour if {Confidential portion omitted and filed separately with the Commission} agent productivity is not achieved.

                                   ACCEPTANCE

The signatures below indicate full acceptance of the terms and conditions of the automated program identified. This is an addendum to Service Agreement #____________________ dated: ________________________.

New Lauderdale        West Interactive Corporation

Signature:________________________ Signature:__________________________
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Title:                                    Title:      Account Manager
       ---------------------------               ------------------------------
Date:                                     Date:
     -----------------------------              -------------------------------
           West Interactive Corporation - Proprietary and Confidential